Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF

FINANCIAL OFFICER PURSUANT TO

RULE 13a-14(b)/RULE 15d-14(b) UNDER THE EXCHANGE ACT

AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cencosud S.A. (the “Company”) on Form 20-F for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Daniel Rodriguez, Chief Executive Officer of the Company, and Juan Manuel Parada, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b)/Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended and 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2013

By:	/s/ Daniel Rodriguez
Daniel Rodriguez
Chief Executive Officer

By:	/s/ Juan Manuel Parada
Juan Manuel Parada
Chief Financial Officer